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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 13, 2003

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                  1-9924                   52-1568099
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    (State or other            (Commission               (IRS Employer
    jurisdiction of            File Number)           Identification No.)
     incorporation)

           399 Park Avenue, New York, New York              10043
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        (Address of principal executive offices)          (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        Exhibits:

        Exhibit No.       Description

           1.01 Terms Agreement, dated March 13, 2003, among the Company and Salomon Smith Barney Inc., Banc One Capital Markets, Inc., Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Guzman & Company, McDonald Investments Inc., a KeyCorp Company, Muriel Siebert & Co., Inc., UBS Warburg LLC, and Wells Fargo Brokerage Services, LLC, as Underwriters, relating to the offer and sale of the Company's 3.500% Notes due February 1, 2008.

           4.01           Form of Note for the Company's 3.500% Notes due
                          February 1, 2008.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2003                            CITIGROUP INC.

                                             By:  /s/ Guy R. Whittaker
                                                 -------------------------------
                                                 Guy R. Whittaker
                                                 Treasurer

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